UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2015 (December 1, 2015)

THE CONNECTICUT LIGHT AND

POWER COMPANY

(Exact name of registrant as specified in its charter)

Connecticut	0-00404	06-0303850
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Selden Street Berlin, Connecticut	06037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2

Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 1, 2015, The Connecticut Light and Power Company, doing business as Eversource Energy (the “Company”), issued an additional aggregate principal amount of $50,000,000 of its 4.15% First and Refunding Mortgage Bonds, 2015 Series A, due 2045 (the “Series A Bonds”), pursuant to an Underwriting Agreement, dated November 13, 2015, among Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,  Mitsubishi UFJ Securities (USA), Inc. and Mizuho Securities USA Inc., as representatives of the underwriters named therein, and the Company (the “Underwriting Agreement”).  The additional Series A Bonds are part of the same series of debt securities issued by the Company on May 20, 2015.  Following the closing of this offering, the aggregate principal amount of Series A Bonds outstanding totaled $350,000,000.

The additional Series A Bonds were issued under a Supplemental Indenture, dated as of November 1, 2015, between the Company and Deutsche Bank Trust Company Americas, supplementing the Indenture of Mortgage and Deed of Trust between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, dated as of May 1, 1921, as amended and supplemented, including as amended and restated April 7, 2005.  A copy of the Supplemental Indenture, dated as of November 1, 2015, is filed herewith as Exhibit 4.1.  The terms of the Series A Bonds, and the form thereof, were set forth in the Supplemental Indenture, dated May 1, 2015, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 26, 2015.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
1

Underwriting Agreement, dated November 13, 2015, among Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc. and Mizuho Securities USA Inc., as representatives of the underwriters named therein, and the Company.

4.1	Supplemental Indenture, dated as of November 1, 2015, between the Company and Deutsche Bank Trust Company Americas, as Trustee.
4.2

Supplemental Indenture, dated as of May 1, 2015, between the Company and Deutsche Bank Trust Company Americas, as Trustee, establishing the terms of the Series A Bonds, including the form of the Series A Bond on Schedule A thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 26, 2015).

5	Legal opinion of Kerry J. Tomasevich, Esq. relating to the validity of the Series A Bonds (including consent).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONNECTICUT LIGHT AND POWER COMPANY

(Registrant)

December 4, 2015

By:

/S/ PHILIP J. LEMBO

Philip J. Lembo

Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1

Underwriting Agreement, dated November 13, 2015, among Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc. and Mizuho Securities USA Inc., as representatives of the underwriters named therein, and the Company.

4.1	Supplemental Indenture, dated as of November 1, 2015, between the Company and Deutsche Bank Trust Company Americas, as Trustee.
4.2

Supplemental Indenture, dated as of May 1, 2015, between the Company and Deutsche Bank Trust Company Americas, as Trustee, establishing the terms of the Series A Bonds, including the form of the Series A Bond on Schedule A thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 26, 2015).

5	Legal opinion of Kerry J. Tomasevich, Esq. relating to the validity of the Series A Bonds (including consent).